SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 23, 1999
                                                 ------------------

                        China Container Holdings Limited
                        --------------------------------
      (Exact name of registrant as it appears as specified in its charter)


              Nevada                     00028358               11-2243727
              ------                     --------               ----------
  (State or other jurisdiction       (Commission File         (IRS Employer
      or incorporation)                   Number)            Identification No.)


                 61, East Garden Road, Yangzhou, Jiangsu, China 225003
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code   (212) 629-7378
                                                      -------------


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          (Former name or former address, if changed since last report)



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Item 4.      Changes in Registrant's Certifying Accountant
             ---------------------------------------------

      At a meeting held on September 23, 1999, the Board of Directors of China Container Holdings Limited (the "Company") approved the engagement of Horwath Gelfond Hochstadt Pangburn & Co. as independent auditors of the Company for the fiscal year ended December 31, 1998, to replace Ernst & Young ("E&Y"), who were dismissed as the Company's auditors effective on September 23, 1999.

      The reports of independent auditors of E&Y on the Company's financial statements for the two years ended December 31, 1997 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

      During the two fiscal years ended December 31, 1997, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of E&Y would have caused E&Y to make reference to the subject matter in their report. The Company has requested E&Y to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of E&Y's letter dated October 29, 1999, is filed as an exhibit to this Report.

Item 7.     Financial Statements and Exhibits
            ---------------------------------

      (c)    Exhibits

            16.1     Letter of E&Y pursuant to Item 304(a)(3) of Regulation SX.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.

                             China Container Holdings Limited


                             By: /s/ Cheung Sau Yung
                             --------------------------
                             Cheung Sau Yung, President

Dated: October 29, 1999